UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St., Suite 2, Omaha, NE

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period: 4/30/13

Item 1.  Reports to Stockholders.

EAS CROW POINT ALTERNATIVES FUND

ANNUAL REPORT

APRIL 30, 2013

CLASS A SHARES  (EASAX)

CLASS C SHARES  (EASYX)

CLASS I SHARES  (EASIX)

1-877-EAS-0757

(1-877-327-0757)

www.EASfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

EAS Crow Point Alternatives Fund

ANNUAL SHAREHOLDER LETTER

April 30, 2013

As we look back on the Fund’s prior fiscal year, it is important to highlight several constructive modifications made to the Fund in July 2012, all of which we believe have proven highly beneficial to our shareholders. These modifications included key enhancements to the Fund’s design and its associated investment approach, process and style of management.  While the Fund’s absolute return objectives remained the same, we believe that our refined methodology has strengthened our ability to achieve the Fund’s goals on a consistent basis.

In its original form, the Fund included exposure to three broad and distinct investment areas: liquid Alternatives, US Equities and Global Equities.  Last July, the Fund’s composition was narrowed to focus solely on the liquid alternative investment universe, which we believe offers the most optimal opportunity set of non-traditional strategies in order for the Fund to consistently deliver on its goals of risk mitigation, loss avoidance, low volatility and successful market navigation.  The investable universe for the Fund includes eleven potential Alternative Asset Classes, including Long-Short Equity, Managed Futures, High Yield, Real Estate, Arbitrage, Convertibles, Emerging Market Bonds, Emerging Market Equities, MLPs, Currencies and Commodities.

To further strengthen our ability to effectively navigate across these eleven asset classes, each of which may offer attractive risk-reward characteristics at different periods in time, the Fund adopted a robust quantitative risk-management algorithm in its process to help steer clear of asset classes poised for decline and conversely, direct us into those expected to rise. This algorithm serves as a valuable technical input in our top-down, macro allocation process, one that helps maintain a rules-based buy/sell discipline and controls human emotion.  As such, the Fund adheres to a structured and repeatable process in its effort to dynamically allocate across the spectrum of alternative asset classes.  Importantly, the Fund may also use cash liberally if/when our quantitative overlay indicates that risk is “off” for a majority of the aforementioned asset classes, and therefore signals us to avoid those particular areas altogether.

Given the refined approach employed, we believe the Fund offers a unique tactically-managed multi-alternative solution to our investors, one that aims to successfully maneuver in and out of the plethora of alternative strategies as necessary in order to consistently attain its mission of enhancing returns through loss avoidance.  We know of no other alternatives fund that implements a strategy quite like ours, and we look forward to delivering many more solid years for current and future shareholders.

Market Commentary

Since the financial crisis of 2008, global markets have been animated by an unprecedented level of coordinated quantitative easing by central banks of developed economies (US, Eurozone, China and more recently Japan, which all along was engaged in massive deficit spending as fiscal stimulus). In the US, M-2 money supply has increased 41% since the end of 2007. Changes in M-2 have historically been an extremely accurate predictor of inflation as measured by CPI, and the increase since 2007

EAS Crow Point Alternatives Fund

ANNUAL SHAREHOLDER LETTER

April 30, 2013

would have suggested CPI at approximately 275 based on that historical relationship, fully 19.5% higher than the current level. So where has all the inflationary pressure gone?

Some of that inflation has simply offset significant deflationary pressure driven by deleveraging of the US banking system as well as corporate and household balance sheets. Much of that “easy money” has driven up risk-asset values. The S&P 500 has risen over 130% since the lows of early 2009, trading between 135% and 140% of the historical PE ratio on trailing twelve-month earnings.

Other historical economic relationships have also been undermined by central bank intervention. History also tells us that the percentage of GDP for which corporate profits account cannot be sustained above 6% of GDP for very long and yet that percentage has risen above 10% in the US and continues to hover near that level. US profit margins were above 15% in the first quarter compared to a historical norm of 8%, further suggesting earnings are above normal and perhaps near a peak.

This heightened uncertainty caused by the breakdown of historically reliable cause and effect economic relationships, including basic tradeoffs between risk and reward and attendant appreciation in risk-assets, has elevated systemic risk, in our view. The addition of a robust quantitative risk-management overlay to the EAS Crow Point Alternatives Fund investment process beginning in July 2012 has proven particularly valuable in this type of environment.

Performance and Attribution

The Fund’s objective is to deliver positive returns in any environment. As discussed above, the investment process was altered beginning in July 2012 to only include alternative asset classes and investment strategies, and incorporation of a robust, rules-based quantitative overlay to determine the appropriate alternative asset classes for inclusion in the portfolio. The Fund remains committed to loss avoidance first, and upside participation second, and believes the new approach can better achieve our absolute return investment objective consistently.

The Fund performed in the top quintile as measured by total returns among the Morningstar open-ended multi-alternatives category in the twelve months ended April 30, 2013, with a total return of 6.42%, and did so with 58% of the market’s volatility. Sortino Ratio measures excess return divided by downside volatility and we consider it one of the most relevant measures of risk-adjusted returns. A Sortino Ratio above 2.00 is outstanding. The Fund’s Sortino for the fiscal year ended April 30 was 2.64 compared to 1.60 for the S&P 500.

The Fund also outperformed its benchmark (the HFRI Conservative Fund-of-Funds Index), which generated a return of 5.44%.

EAS Crow Point Alternatives Fund

ANNUAL SHAREHOLDER LETTER

April 30, 2013

EM Bonds  The biggest contributor to the Fund’s return was Emerging Market Bonds, up 12.5% during the year and accounting for over 20% of gross gains (over 40% of net gains). Investors have been hungry for yield during the Zero Interest Rate Policy (“ZIRP”) era and many emerging market countries have healthy balance sheets and fiscal surpluses in contrast to most of the advanced economies running significant deficits and high debt levels relative to GDP. Nevertheless, bonds have rallied broadly and significantly, and even healthier credit risks are vulnerable to correction once markets start to discount a more imminent cessation to QE.

High Yield  The pursuit of yield also drove strong performance in High Yield, and over 15% of the Fund’s gross gains during the year occurred in this asset class, with a 9.5% total return. This asset class is a good example of the quantitative model adding value to the investment process, as we do not regard this asset class as particularly attractive based on the fundamentals and valuation.

Real Estate  High yielding REITs and MLPs were also targets of yield-hungry investors. The Real Estate category accounted for over 13% of the Fund’s gross return during the year, producing over a 9% return in the asset class. We like the fundamentals for Real Estate, but are wary of valuations in the wake of a strong run.

MLPs  MLPs also made a significant contribution to the Fund’s performance during the year, accounting for over 11% of gross returns on 11.5% return in the asset class.

Long-Shorty Equity  Long-Short Equity contributed almost 9.5% of the gross returns in the Fund on just under a 10% return in the investment strategy.

The largest performance detractors during the year included positions in an internet ETF, a small capitalization stock ETF and the Yacktman Focused Fund, a high-quality, concentrated portfolio of value-oriented stocks. Each of these funds accounted for approximately one fifth of the gross losses of the Fund. These funds were owned earlier in the fiscal year and no longer qualify for inclusion since the Fund moved exclusively to a multi-alternatives investment universe.

Portfolio Allocation as of April 30, 2013 (rounded to nearest 1%):

Arbitrage

11%

Cash

  4%

Convertibles

11%

High Yield

11%

Emerging Market Bonds

11%

Emerging Market Equity

11%

LS Equity

11%

Managed Futures

11%

MLPs

11%

Real Estate

11%

EAS Crow Point Alternatives Fund

ANNUAL SHAREHOLDER LETTER

April 30, 2013

Looking Forward

We continue to believe that top line growth and QE are the necessary factors for sustaining broader equity market valuations or pushing them higher. The former has to occur in the face of head winds in the US, EZ and China, and currency wars with uncertain net impact on international trade and sovereign current accounts.

What is certain is that currency manipulation can be an effective economic policy lever for managing excessive debt and goosing exports if done in a vacuum, but there is always a response from trading partners and competitors and risk of excessive inflation. QE will not occur in perpetuity but valuations broadly, and certainly including fixed income and equities, do not reflect any curtailment of easy money in the foreseeable future. Asset values will correct once markets start to contemplate reduced buying by central banks and an end to ZIRP, particularly in the US.

Our rules-based discipline for determining the respective merits and perils of the alternative asset class universe better allows us to participate in the upside while erring on the side of early exit to avoid steep drawdowns. Our portfolio will continue to be positioned in accordance with these quantitative signals, not the conclusions yielded by our fundamental and macro analysis, allowing us to participate in broad market appreciation over the course of the fiscal year despite the presence of significant systemic risk. Given the vagaries of the QE impact and attempted currency devaluations, this tool has never been more valuable. Static asset allocation ensures absorption of inevitable losses in any given asset class, and in this environment in particular, those losses could be substantial.

We believe that a robust, rules based tactical approach like ours affords the opportunity to be nimble, allowing for participation in riskier asset classes that continue to rise, while vigilantly monitoring the quantitative signals for signs of weakness that are expected to persist.  In cases of the latter, we act swiftly to eliminate or avoid exposure to such depreciating areas and hence minimize potential losses.  This is the core of our philosophy, enhance returns through loss avoidance, and we appreciate your continued support as we strive to deliver a solid and sustainable solution regardless of market direction.

We look forward to another strong year together.

Our Best Regards,

James F. Hickman

Portfolio Manager

EAS Crow Point Alternatives Fund

1478-NLD-7/1/2013

EAS Crow Point Alternatives Fund
PORTFOLIO REVIEW
April 30, 2013

The Fund's performance figures* for the year ended April 30, 2013, as compared to its benchmark:
	One Year	Annualized Since Inception**

EAS Crow Point Alternatives Fund - Class A	6.21%	0.97%
EAS Crow Point Alternatives Fund - Class A with load	0.37%	(0.23)%
EAS Crow Point Alternatives Fund - Class C	5.44%	0.30%
EAS Crow Point Alternatives Fund - Class I	6.42%	1.20%
HFRI Fund of Fund Conservative Index (1)	5.44%	(0.15)%
S&P 500 Total Return Index ***	16.89%	6.95%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than one year are annualized. For performance information current to the most recent month-end, please call 1-877-327-0757.

** Inception date is August 14, 2008.

*** The S&P 500 Total Return Index and HFRI Fund of Funds Conservative Index are unmanaged indexes.  Index returns assume reinvestment of dividends.  Investors may not invest in the Indexes directly; unlike the Fund's returns, the Indexes do not reflect any fees or expenses.

(1) Inception performance for the HFRI Fund of Funds Conservative Index is as of August 31, 2008.

Top Ten Holdings by Asset Class	% of Net Assets
Equity Funds	20.9%
Asset Allocation Funds	20.3%
Debt Funds	20.3%
Money Market Fund	10.5%
REITS	9.6%
Alternative Investment	8.4%
Pipelines	6.2%
Gas	1.1%
Oil & Gas	0.8%
Other, Cash & Cash Equivalents	1.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS
April 30, 2013
Shares			Value
		COMMON STOCK - 17.7%
		GAS - 1.1%
8,940		NGL Energy Partners LP	$ 262,568

		OIL & GAS - 0.8%
6,289		CVR Refining LP	200,430

		PIPELINES - 6.2%
5,082		El Paso Pipeline Partners LP	217,713
6,580		Enbridge Energy Partners LP	196,084
5,489		Enterprise Products Partners LP	332,908
2,000		Kinder Morgan Energy Partners LP	176,900
2,330		ONEOK Partners LP	126,053
4,140		Plains All American Pipeline LP	237,719
3,820		Williams Partners LP	208,763
			1,496,140
		REITS - 9.6%
3,408		American Tower Corp.	286,238
7,174		Apollo Commercial Real Estate Finance, Inc.	127,267
6,953		Associated Estates Realty Corp.	124,250
1,675		AvalonBay Communities, Inc.	222,842
1,879		Boston Properties, Inc.	205,619
8,959		Campus Crest Communities, Inc.	122,380
4,284		HCP, Inc.	228,337
1,224		Prologis, Inc.	51,347
1,615		Public Storage	266,475
1,768		Simon Property Group, Inc.	314,827
2,618		Sun Communities, Inc.	133,911
3,179		Ventas, Inc.	253,144
			2,336,637

		TOTAL COMMON STOCK (Cost - $4,178,955)	4,295,775

		EXCHANGE TRADED FUNDS - 10.0%
78,000		PowerShares Emerging Markets Sovereign Debt Portfolio	2,418,000
		TOTAL EXCHANGE TRADED FUNDS (Cost - $2,392,634)

		MUTUAL FUNDS - 59.9%
		ALTERNATIVE INVESTMENT - 8.4%
193,237		AQR Managed Futures Strategy Fund - Class I	2,027,056

		ASSET ALLOCATION FUNDS - 20.3%
0	^	FPA Crescent Fund	6
195,758		Gabelli Enterprise Mergers and Acquisitions Fund - Class Y*	2,433,272
110,976		Invesco Convertible Securities Fund - Class Y	2,496,953
1		Merk Hard Currency Fund - Investor Class	6
			4,930,237
		DEBT FUNDS - 10.3%
0	^	DoubleLine Total Return Bond Fund - Class I	1
0	^	Payden Emerging Markets Bond Fund - Investor Class	6
331,272		Payden High Income Fund - Investor Class	2,487,852
			2,487,859
		EQUITY FUNDS - 20.9%
14,648		Crow Point Hedged Global Equity Income Fund - Class A	152,344
0	^	SteelPath MLP Select 40 Fund - Class I	2
134,000		Thornburg Developing World Fund - Class I	2,476,320
160,152		Wasatch Long/Short Fund - Investor Class	2,424,699
			5,053,365

		TOTAL MUTUAL FUNDS (Cost - $13,837,275)	14,498,517

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2013
Shares		Value
SHORT-TERM INVESTMENTS - 10.5%
MONEY MARKET FUND - 10.5%
2,524,667	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class - 0.01% **	$ 2,524,667
TOTAL SHORT-TERM INVESTMENTS (Cost - $2,524,667)

	TOTAL INVESTMENTS - 98.1% (Cost - $22,933,531) (a)	$ 23,736,959
	OTHER ASSETS LESS LIABILITIES - 1.9%	478,219
	NET ASSETS - 100.0%	$ 24,215,178

*	Non-income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on April 30, 2013.
^	Amount of shares is less than 1.
(a)

Represents cost for financial reporting purposes. The cost for federal income tax purposes is $22,922,832 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 814,588
		Unrealized depreciation:	(461)
		Net unrealized appreciation:	$ 814,127

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2013
ASSETS
Investment securities:
At cost	$ 22,933,531
At value	$ 23,736,959
Cash	9,938
Receivable for Fund shares sold	470,299
Dividends and interest receivable	11,292
Prepaid expenses and other assets	64,852
TOTAL ASSETS	24,293,340

LIABILITIES
Fund shares repurchased	39,394
Investment advisory fees payable	6,973
Fees payable to other affiliates	12,911
Distribution (12b-1) fees payable	2,207
Accrued expenses and other liabilities	16,677
TOTAL LIABILITIES	78,162
NET ASSETS	$ 24,215,178

Net Assets Consist Of:
Paid in capital	$ 27,345,598
Undistributed net investment income	243,705
Accumulated net realized loss from security transactions	(4,177,553)
Net unrealized appreciation of investments	803,428
NET ASSETS	$ 24,215,178

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 7,717,453
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	876,964
Net asset value and redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 8.80
Maximum Offering price per share
(Net asset value plus maximum sales charge of 5.50%)	$ 9.31

Class C Shares:
Net Assets	$ 577,219
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	66,445
Net asset value, offering price and redemption price per share
(Net assets/Shares of Beneficial Interest) (a)	$ 8.69

Class I Shares:
Net Assets	$ 15,920,506
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,800,428
Net asset value, offering price and redemption price per share
(Net assets/Shares of Beneficial Interest) (a)	$ 8.84

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2013
INVESTMENT INCOME
Dividends	$ 678,782
Interest	93
TOTAL INVESTMENT INCOME	678,875

EXPENSES
Investment advisory fees	194,325
Distribution (12b-1) fees:
Class A	15,547
Class C	7,782
Registration fees	55,001
Transfer agent fees	42,563
Professional fees	39,841
Administrative services fees	32,113
Accounting services fees	28,799
Compliance officer fees	17,237
Printing and postage expenses	10,383
Non 12b-1 shareholder servicing expense	8,385
Custodian fees	7,501
Trustees' fees and expenses	4,501
Insurance expense	500
Overdraft expense	498
Other expenses	5,500
TOTAL EXPENSES	470,476

Fees waived by Advisor	(116,173)
NET EXPENSES	354,303

NET INVESTMENT INCOME	324,572

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	539,962
Distribution of realized gains from underlying investment companies	138,585
Net change in unrealized appreciation from investments	127,911

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	806,458

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 1,131,030

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2013	April 30, 2012
FROM OPERATIONS
Net investment income	$ 324,572	$ 861,320
Net realized gain/(loss) from investments	539,962	(6,422,487)
Distribution of realized gains from underlying investment companies	138,585	1,534,658
Net change in unrealized appreciation/(depreciation) on investments	127,911	(6,635,398)
Net increase/(decrease) in net assets resulting from operations	1,131,030	(10,661,907)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(237,639)	-
Class C	(11,228)	-
Class I	(476,224)	-
From net realized gains
Class A	-	(1,479,622)
Class C	-	(200,359)
Class I	-	(6,661,747)
Net decrease in net assets from distributions to shareholders	(725,091)	(8,341,728)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	3,270,600	3,814,687
Class C	6,600	384,105
Class I	9,742,611	25,333,325
Net asset value of shares issued in
reinvestment of distributions to shareholders:
Class A	173,354	1,058,679
Class C	9,306	126,031
Class I	443,935	2,127,216
Redemption fee proceeds:
Class A	554	1,512
Class C	51	183
Class I	1,110	3,688
Payments for shares redeemed:
Class A	(2,799,916)	(22,377,207)
Class C	(719,397)	(1,126,699)
Class I	(8,010,932)	(78,221,335)
Net increase/(decrease) in net assets from shares of beneficial interest	2,117,876	(68,875,815)

TOTAL INCREASE/DECREASE IN NET ASSETS	2,523,815	(87,879,450)

NET ASSETS
Beginning of Year	21,691,363	109,570,813
End of Year *	$ 24,215,178	$ 21,691,363
* Includes accumulated undistributed net investment income of:	$ 243,705	$ 746,605

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
SHARE ACTIVITY	April 30, 2013	April 30, 2012
Class A:
Shares Sold	381,339	389,955
Shares Reinvested	20,836	128,758
Shares Redeemed	(332,471)	(2,427,545)
Net increase/(decrease) in shares of beneficial interest outstanding	69,704	(1,908,832)
Class C:

Shares Sold	800	41,263
Shares Reinvested	1,131	15,688
Shares Redeemed	(87,971)	(127,606)
Net decrease in shares of beneficial interest outstanding	(86,040)	(70,655)
Class I:

Shares Sold	1,129,815	2,588,914
Shares Reinvested	53,166	256,510
Shares Redeemed	(934,541)	(8,851,504)
Net increase/(decrease) in shares of beneficial interest outstanding	248,440	(6,006,080)

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

			Class A

	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	April 30,	April 30,	April 30,	April 30,		April 30,
	2013	2012	2011	2010		2009 (1)

Net asset value, beginning of year or period	$ 8.60	$ 10.40	$ 9.77	$ 8.73		$ 10.00

Activity from investment operations:
Net investment income (loss) (2)	0.13	0.19	(0.05)	(0.07)		(0.06)
Net realized and unrealized gain (loss)
on investments	0.39	(0.98)	0.82	1.11		(1.15)
Total from investment operations	0.52	(0.79)	0.77	1.04		(1.21)

Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00		0.00

Less distributions from:
Net investment income	(0.32)	-	-	-		(0.03)
Excess of net investment income	-	-	-	-		(0.03)
Net realized gains	-	(1.01)	(0.14)	-		-
Total distributions	(0.32)	(1.01)	(0.14)	-		(0.06)

Net asset value, end of year or period	$ 8.80	$ 8.60	$ 10.40	$ 9.77		$ 8.73

Total return (4)	6.21%	(7.14)%	7.93%	11.91%		(12.13%)	(5)

Net assets, end of year or period (000s)	$ 7,717	$ 6,943	$ 28,242	$ 36,118		$ 13,903

Ratio of gross expenses to average
net assets (6)	2.54%	1.77%	1.64%	1.63%		2.34%	(7)

Ratio of net expenses to average
net assets (6)	1.95%	1.77%	1.64%	1.72%	(8)	1.95%	(7)

Ratio of net investment income (loss) to
average net assets (9)	2.25%	2.03%	(0.51)%	(0.74)%		(0.90)%	(7)

Portfolio Turnover Rate	245%	384%	147%	144%		387%	(5)

(1)	The EAS Crow Point Alternatives Fund commenced operations on August 14, 2008.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5) Not annualized.
(6)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of underlying investments companies in which the Fund invests.
(7) Annualized.
(8)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(9)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

EAS Crow Point Alternatives Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

			Class C

	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	April 30,	April 30,	April 30,	April 30,		April 30,
	2013	2012	2011	2010		2009 (1)

Net asset value, beginning of year or period	$ 8.38	$ 10.24	$ 9.69	$ 8.72		$ 10.00

Activity from investment operations:
Net investment income (loss) (2)	0.06	0.15	(0.12)	(0.14)		(0.09)
Net realized and unrealized gain (loss)
on investments	0.39	(1.00)	0.81	1.11		(1.14)
Total from investment operations	0.45	(0.85)	0.69	0.97		(1.23)

Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00		0.00

Less distributions from:
Net investment income	(0.14)	-	-	-		(0.02)
Excess of net investment income	-	-	-	-		(0.03)
Net realized gains	-	(1.01)	(0.14)	-		-
Total distributions	(0.14)	(1.01)	(0.14)	-		(0.05)

Net asset value, end of year or period	$ 8.69	$ 8.38	$ 10.24	$ 9.69		$ 8.72

Total return (4)	5.44%	(7.86%)	7.17%	11.12%		(12.33%)	(5)

Net assets, end of year or period (000s)	$ 577	$ 1,278	$ 2,284	$ 1,717		$ 386

Ratio of gross expenses to average
net assets (6)	3.29%	2.57%	2.39%	2.38%		3.09%	(7)

Ratio of net expenses to average
net assets (6)	2.70%	2.57%	2.39%	2.44%	(8)	2.70%	(7)

Ratio of net investment income (loss) to
average net assets (9)	1.46%	1.69%	(1.23)%	(1.46)%		(1.47)%	(7)

Portfolio Turnover Rate	245%	384%	147%	144%		387%	(5)

(1)	The EAS Crow Point Alternatives Fund commenced operations on August 14, 2008.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5) Not annualized.
(6)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of underlying investments companies in which the Fund invests.
(7) Annualized.
(8)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(9)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

			Class I

	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	April 30,	April 30,	April 30,	April 30,		April 30,
	2013	2012	2011	2010		2009 (1)

Net asset value, beginning of year or period	$ 8.68	$ 10.46	$ 9.80	$ 8.74		$ 10.00

Activity from investment operations:
Net investment income (loss) (2)	0.15	0.34	(0.03)	(0.05)		0.04
Net realized and unrealized gain (loss)
on investments	0.39	(1.11)	0.83	1.11		(1.24)
Total from investment operations	0.54	(0.77)	0.80	1.06		(1.20)

Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00		0.00

Less distributions from:
Net investment income	(0.38)	-	-	-		(0.03)
Excess of net investment income	-	-	-	-		(0.03)
Net realized gains	-	(1.01)	(0.14)	-		-
Total distributions	(0.38)	(1.01)	(0.14)	-		(0.06)

Net asset value, end of year or period	$ 8.84	$ 8.68	$ 10.46	$ 9.80		$ 8.74

Total return (4)	6.42%	(6.90)%	8.21%	12.13%		(12.01%)	(5)

Net assets, end of year or period (000s)	$ 15,921	$ 13,471	$ 79,045	$ 73,076		$ 43,510

Ratio of gross expenses to average
net assets (6)	2.30%	1.49%	1.39%	1.38%		1.70%	(7)

Ratio of net expenses to average
net assets (6)	1.70%	1.49%	1.39%	1.47%	(8)	1.70%	(7)

Ratio of net investment income (loss) to
average net assets (9)	2.51%	3.57%	(0.26)%	(0.50)%		0.70%	(7)

Portfolio Turnover Rate	245%	384%	147%	144%		387%	(5)

(1)	The EAS Crow Point Alternatives Fund commenced operations on August 14, 2008.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5) Not annualized.
(6)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of underlying investments companies in which the Fund invests.
(7) Annualized.
(8)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(9)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS

April 30, 2013

1.

ORGANIZATION

The EAS Crow Point Alternatives Fund, formerly the EAS Genesis Fund, (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund commenced operations on August 14, 2008.  The Fund’s investment objective is preservation and growth of capital.

The Fund currently offers three classes of shares; Class A, Class C and Class I shares.  Class C and I shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.50%.  There are no sales charges on reinvested distributions. If you invest in more than one class of a Fund, you should notify the Fund of your combined Class A purchase amount in order to determine whether you qualify for a reduced sales charge.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" in the Funds’ prospectus.

You may be able to buy Class A Shares without a sales charge (i.e. “load-waived”) when you are:

•

reinvesting dividends or distributions;

•

participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•

exchanging an investment in Class A Shares of another fund for an investment in a Fund;

•

a current or former director or trustee of the Trust;

•

an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund’s Advisor or its affiliates or of a broker-dealer authorized to sell shares of such funds; or

•

purchasing shares through the Fund’s Advisor; or

•

purchasing shares through a financial services firm (such as a broker-dealer, investment Advisor or financial institution) that has a special arrangement with a Fund.

Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.   Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of April 30, 2013 for the Funds’ assets measured at fair value:

EAS Crow Point Alternatives Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 4,295,775	$ -	$ -	$ 4,295,775
Exchange Traded Funds	2,418,000	-	-	2,418,000
Mutual Funds	14,498,517	-	-	14,498,517
Money Market Fund	2,524,667	-	-	2,524,667
Total	$ 23,736,959	$ -	$ -	$ 23,736,959

The Fund did not hold any Level 2 or 3 securities during the period.

There were no transfers into or out of Level 1 and 2 during the current period presented.  It is the Fund’s policy to     recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  The accounting records are maintained in U.S. dollars.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Options transactions - The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended April 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $46,031,009 and $47,128,287, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Effective March 1, 2013, Crow Point Partners, LLC (the “Advisor”) became the Investment Advisor to the Fund. Prior to March 1, 2013, Emerald Asset Advisors, LLC was the Investment Advisor to the Fund (the “Former Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.  For the period May 1, 2012 to February 28, 2013, the Fund incurred $180,531 of advisory fees payable to the Former Advisor.  For the period March 1, 2013 to April 30, 2013, the Fund incurred $13,794 of advisory fees payable to the Advisor.

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 31, 2013, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 1.95%, 2.70% and 1.70% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively.  During the year ended April 30, 2013, the Advisor and Former Advisor waived fees and reimbursed expenses of $116,173.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than 1.95%, 2.70% and 1.70% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.95%, 2.70% and 1.70% of average daily net assets for Class A, Class C and Class I shares, respectively. If Fund Operating Expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.95%, 2.70% and 1.70% per annum of the Fund's average daily net assets, respectively, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of April 30, 2013 there was $116,173 of fee waiver reimbursements subject to recapture by April 30, 2016.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares (of which up to 0.25% is a shareholder service fee) and 1.00% of its average daily net assets for Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder service fee) is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  During the year ended April 30, 2013, pursuant to the Plan, Class A shares paid $15,547 and Class C shares paid $7,782.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.  During the year ended April 30, 2013, the Distributor received $106,178 in underwriting commissions for sales of Class A shares, of which $12,423 was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2013, with the approval of the Board, the Fund pays its pro rata share of a total fee of $27,625 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) -  Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

5.  REDEMPTION FEE

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund from which the redemption is made.  For the year ended April 30, 2013, the Fund assessed $554, $51, and $1,110 for Class A, Class C, and Class I shares, respectively.

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2013	April 30, 2012
Ordinary Income	$ 725,091	$ 265,309
Long-Term Capital Gain	-	8,076,419
	$ 725,091	$ 8,341,728

As of April 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Other	Post October	Unrealized	Total
Ordinary	Long-Term	Loss	Book/Tax	& Late Year	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Dfferences	Losses	(Depreciation)	Earnings/(Deficits)
$ 232,611	$ -	$ (4,177,158)	$ -	$ -	$ 814,127	$ (3,130,420)

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.  The difference between book basis and tax basis undistributed ordinary income is primarily attributable to adjustments for partnerships.

At April 30, 2013, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$ 4,177,158	$ -	$ 4,177,158	No Expiration

Permanent book and tax differences, primarily attributable to adjustments for grantor trusts and return of capital distributions from C corporations, and a prior year adjustment, resulted in reclassification for the period ended April 30, 2013 as follows:

Undistributed	Undistributed	Paid
Ordinary	Long-Term	In
Income (Loss)	Gains (Loss)	Capital
$ (102,381)	$ 72,569	$ 29,812

7.    RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.    SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

EAS Crow Point Alternatives Fund

We have audited the accompanying statements of assets and liabilities of EAS Crow Point Alternatives Fund (formerly known as EAS Genesis Fund), a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments, as of April 30, 2013,  the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from August 14, 2008 (commencement of operations) through April 30, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EAS Crow Point Alternatives Fund as of April 30, 2013, the results of its operations for the year then ended, the statement of changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from August 14, 2008 through April 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 27, 2013

EAS Crow Point Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl(1) 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (11 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen(1) 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	97	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund ( 2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor(1) 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	109

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	109	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

EAS Crow Point Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola***(1) 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	97	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

EAS Crow Point Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

1 Named in May 2, 2013 SEC Order.  See section titled Legal Proceedings in the SAI.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-327-0757.

4/30/13 – NLFT_v2

EAS Crow Point Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2013

EAS Crow Point Alternative Fund (Adviser – Crow Point Partners, LLC) *

In connection with the February 6 and 7, 2013 regular meeting of the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), the Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the approval of an interim and definitive investment advisory agreement (collectively, the “Advisory Agreements”) between Crow Point  Partners, LLC (”Crow Point”) and the Trust, on behalf of EAS Crow Point Alternative Fund (the “Fund”). In considering the approval of the Advisory Agreements, the Trustees received materials specifically relating to the Advisory Agreements.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor.  The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreements.

Nature, Extent and Quality of Service.  The Trustees discussed the nature and quality of the services to be provided by Crow Point as adviser to the Fund.  In particular, they noted that Crow Point will provide investment research and analysis, portfolio management, trading assistance, compliance support, and will dedicate several experienced professionals to the marketing and promotion of the Fund through its established distribution channels.  The Trustees considered favorably the fact that in monitoring the performance of the Fund’s underlying investments, Crow Point will employ a due diligence process consisting of various triggers that suggest Crow Point’s commitment to a strong sell side discipline.  They noted Crow Point was established in 2006, currently has approximately $1.1 billion in assets under management and, based on a review of Crow Point’s financial information, Crow Point has the resources necessary to support its operations.  They considered the strength, and collective 50 years of investment experience, Crow Point’s core investment team would bring to the Fund and its shareholders.  They further noted that Crow Point employs a “win by not losing” philosophy, which demonstrates a commitment to risk management.  The Trustees considered Crow Point’s significant experience in the mutual fund asset management industry as adviser or sub-adviser to other existing mutual funds.  The Trustees concluded that the Fund and its shareholders will benefit from the synergies, expertise, resources and opportunities that Crow Point can bring to the table.

Performance.  The Trustees considered Crow Point’s commitment to “re-engineering” the Fund by focusing on streamlining the investment process, trying to find the best possible products at the lowest possible prices.  The Trustees reviewed performance of other funds managed by Crow Point, noting that Crow Point has an established history of reducing downsides, and participating in upside rallies.  The Trustees noted that a utility and telecommunications fund managed by Crow Point since December 31, 2002 outperformed the S&P 500 Utilities Index over the last 1, 5 and 10 year periods, and since Crow Point began managing the fund.  They further noted that in the last year, the utility and telecommunications fund returned 8.93% vs. 1.29% for the S&P 500 Utilities Index.  The Trustees concluded that while past performance is no guarantee of future success, Crow Point has demonstrated through its previous performance managing other mutual funds that it has a reasonable chance of success and the Trustees expect that it has the potential to be successful with the future performance of the Fund.

Fees and Expenses.  The Trustees compared the proposed investment management fee to be charged to the Fund with the average fee charged by funds in its peer group and the Morningstar category average.  They noted that the proposed investment management fee of 1.00% was slightly above the peer group average of 0.92% but below the Morningstar average of 1.13%.  The Trustees noted that the 1.00% proposed investment management fee is the same fee the Fund currently pays under the existing advisory agreement with Emerald Asset Management.  They considered Crow Point’s representation that managing a true multi-strategy alternatives portfolio demands an extensive level of research, analysis and diligence given the intricacies of the strategies involved, and that Crow Point is bringing those tools and expertise to the Fund.  They further noted that Crow Point offers a unique value-add by including a proprietary quantitative model in its process that allows the Fund to operate more tactically, and that there is a considerable cost Crow Point must incur to sustain the human capital and resources necessary to employ high-caliber investment professionals and provide quality research.  They also noted that the Fund has an expense cap in place with its current adviser, and Crow Point intends for the expense cap to be continued under the Advisory Agreements.  Overall they found the fees and expenses to be reasonable.

EAS Crow Point Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2013

Economies of Scale.  The Trustees noted that due to the current level of assets in the Fund, Crow Point was not willing to negotiate breakpoints at this time.  They considered, however, that a representative of Crow Point had indicated its willingness to negotiate breakpoints when the Fund reaches $100 million in assets, and Crow Point had agreed to consider breakpoints if the Fund achieves significant growth, and had agreed to continue an expense limitation agreement, noting that Crow Point is mindful of fees in the other funds it manages.  They further noted that Crow Point has voluntarily agreed to expend its own resources to further the promotion of the Fund, and considered that shareholders could benefit sooner from economies of scale if Crow Point is successful in raising the assets of the Fund.  After discussion, it was the consensus of the Trustees that based on the current size of the Fund, and in consideration of the expense limitation agreement and Crow Point’s willingness to discuss breakpoints at a later time, economies of scale would be revisited when the definitive Advisory Agreement is considered for renewal.

Profitability.  The Trustees considered the anticipated profits to be realized by Crow Point in connection with the operation of the Fund and whether the estimated amount of profit is a fair entrepreneurial profit with respect to the services to be provided to the Fund.  The Trustees noted that Crow Point anticipates earning a modest gross profit during the first year.  The Trustees concluded that the anticipated level of profit was not excessive.

Conclusion.  Having requested and received such information from Crow Point as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreements, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee and advisory fee structure are reasonable and that approval of the Advisory Agreements are in the best interests of the Trust and the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

EAS Crow Point Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2013

Shareholder Voting Results

At a Special Meeting of Shareholders of the Fund, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Thursday, March 28, 2013, shareholders of record at the close of business on February 11, 2013 voted to approve the following proposals:

Proposal 1: To approve a new investment management agreement between the Northern Lights Fund Trust and Crow Point Partners, LLC:

Shares Voted

Shares Voted Against

 In Favor

  or Abstentions

1,210,659

     11,822

EAS Crow Point Alternatives Fund

EXPENSE EXAMPLES

April 30, 2013 (Unaudited)

As a shareholder of a Fund in The EAS Crow Point Alternatives Fund, you incur two types of costs: (1) transaction costs including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the EAS Crow Point Alternatives Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from November 1, 2012 through April 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the EAS Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period*	Ending Account Value 4/30/13	Expenses Paid During Period*
EAS Crow Point Alternatives Fund Class A	1.95%	$1,000.00	$1,069.50	$ 10.01	$1,015.12	$ 9.74
EAS Crow Point Alternatives Fund Class C	2.70%	$1,000.00	$1,065.80	$ 13.83	$1,011.41	$ 13.47
EAS Crow Point Alternatives Fund Class I	1.70%	$1,000.00	$1,070.40	$ 8.73	$1,016.36	$ 8.50

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-EAS-0757 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-EAS-0757.

INVESTMENT ADVISOR

Crow Point Partners, LLC

10 New Driftway # 203

Scituate, MA 02066

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Dr., Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $16,500

2012 - $30,700

2011 - $29,100

(b)

Audit-Related Fees

2013 - None

2012 - None

2011 - None

(c)

Tax Fees

2013 - $3,100

2012 - $6,200

2011 - $5,900

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

2011 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

2012

2013

Audit-Related Fees:

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $3,100

2012 - $6,200

2011 - $5,900

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/11/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/11/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

7/11/13